UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                February 6, 2007



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-12955                22-3498615
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


  790 Township Line Road, Yardley, Pennsylvania                         19067
     (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 504-4200

                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 6, 2007, Journal Register Company (the "Company") announced its consolidated results of operations for the fiscal quarter and year ended December 31, 2006. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference to this Item 7.01.

Item 9.01.  Financial Statements and Exhibits

         (d)      Exhibits

         99.1 Text of press release issued by Journal Register Company, dated February 6, 2007, titled "Journal Register Company Announces Fourth Quarter and Full Year 2006 Results."



                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           JOURNAL REGISTER COMPANY
                                           ------------------------
                                                 (Registrant)


Date:  February 6, 2007                                /s/ Julie A. Beck
                                                       -----------------
                                           By:         Julie A. Beck
                                           Title:      Senior Vice President and
                                                       Chief Financial Officer

                                  Exhibit Index

Exhibit Description

99.1 Text of press release issued by Journal Register Company, dated February 6, 2007, titled "Journal Register Company Announces Fourth Quarter and Full Year 2006 Results."